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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) April 29, 2003

                      CHECKERS DRIVE-IN RESTAURANTS, INC.
               (Exact name of registrant as specified in charter)

       DELAWARE                     0-19649                    58-1654960
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)

            4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA  33607
               (Address of principal executive offices)      (Zip Code)

               Registrant's telephone number, including area code
                                 (813) 283-7000

          Former name or former address (if changed since last report)
                                 NOT APPLICABLE

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Item 5.   OTHER EVENTS.

On April 29, 2003, Checkers Drive-In Restaurants, Inc. issued a press release regarding the resignation of Daniel J. Dorsch as CEO, President and as a Director of the registrant, a copy of which is included as Exhibit 99.0 hereto.

On May 1, 2003, Checkers Drive-In Restaurants, Inc. issued a press release naming Keith E. Sirois as Interim CEO and President, a copy of which is included as Exhibit 99.1 hereto.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

99.0 Press Release, dated April 29, 2003, announcing the resignation of Daniel J. Dorsch as CEO, President and Director

99.1 Press Release, dated May 1, 2003, announcing the appointment of Interim President and CEO, Keith E. Sirois

99.2 Press Release, dated April 29, 2003, announcing financial results for the first quarter ended March 24, 2003

99.3            Transcript from Conference Call on April 29, 2003

Exhibits 99.2 and 99.3 are furnished pursuant to Item 9 hereof and should not be deemed to be filed under the Securities Exchange Act of 1934.

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Item 9.   REGULATION FD DISCLOSURE.

The information in this section is being furnished pursuant to Item 12 Results of Operations and Financial Condition.

On April 29, 2003, Checkers Drive-In Restaurants, Inc. issued a press release regarding its results of operations for the first quarter of 2003, a copy of which is furnished as Exhibit 99.2 hereto.

A conference call was also held on April 29, 2003 discussing first quarter 2003 results of operations, a transcript of which is furnished as Exhibit 99.3. Each of these exhibits is incorporated herein by reference.

In its first quarter 2003 earnings release (Exhibit 99.2) and conference call (Exhibit 99.3), Checkers Drive-In Restaurants, Inc. (Checkers) uses the following non-GAAP financial measures included as tables in the earnings release to analyze its continuing operations and to monitor, assess and identify meaningful trends in its operating and financial performance:

Restaurant EBITDA Free Cash Flow Adjusted Net Income

For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrants historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Corporation has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

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                        CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                                RESTAURANT EBITDA
                            (Dollars in thousands)
                                 (UNAUDITED)

                                                             Quarter Ended
                                                       March 24,       March 25,
                                                         2003            2002
Operating income                                       $  3,722        $  3,108

ADJUSTMENTS TO OPERATING INCOME:

Franchise royalty income                                 (3,308)         (3,322)
Franchise fees and other income                             (54)             (4)
Restaurant depreciation and amortization                  1,288           1,292
General and administrative expenses                       3,189           2,989
Advertising                                               2,501           2,126
Bad debt expense                                            163             100
Non-cash compensation                                        23              23
Other depreciation and amortization                         182             152
Restaurant retirement costs                                  14             375
Gain on sale of assets                                     (176)            (77)
    Total adjustments                                     3,822           3,654

         RESTAURANT EBITDA                             $  7,544        $  6,762

         RESTAURANT SALES                              $ 39,719        $ 37,093

         RESTAURANT EBITDA AS
                A PERCENTAGE OF SALES                      19.0%           18.2%

Restaurant EBITDA is presented in the earnings release because management believes that it is of interest to its investors, as it is used by management to evaluate Company-owned restaurants. Checkers defines restaurant EBITDA as restaurant sales less restaurant food and paper costs, restaurant labor, restaurant occupancy expenses and other restaurant operating expenses. Restaurant EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. Restaurant EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                                AND SUBSIDIARIES
                                 FREE CASH FLOW
                             (Dollars in thousands)
                                   (UNAUDITED)

                                                         Quarter Ended
                                                        March 24, 2003

Net income                                                  $ 3,219
Add:
        Restaurant depreciation and amortization              1,288
        Other depreciation and amortization                     182
                                                              4,689
Subtract:
    Capital expenditures                                      2,555
    Development capital expenditures                          2,117
              Maintenance capex                                (438)

Free cash flow                                              $ 4,251


Free cash flow is presented to provide investors and users of the consolidated financial statements with additional insight into the operating results of the Company. Management uses this information to estimate the availability of cash for future needs. Checkers defines free cash flow as net income plus depreciation and amortization, less maintenance capex (non-development capital expenditures), such as expenditures to extend the life of any asset previously owned.

Adjusted net income includes adjustments to GAAP net income to remove the impact of non-cash charges and non-recurring revenue sources. These non-cash charges represent depreciation and amortization, impairment charges, restaurant retirement costs, losses from the sale of assets and losses from the early extinguishment of debt. Non-recurring revenue sources represent gains from the sale of assets and gains from the early extinguishment of debt, as well as franchise fees and other income. As such, they are not frequent or recurring in nature and will not impact Checkers results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period-to-period, Checkers results from ongoing operations in a more meaningful and consistent manner while also highlighting significant trends in the results of operations. In addition, management uses adjusted net income for a variety of purposes, including devising operating targets, evaluating actual performance against such targets at the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.


By:    _________________________________
Name:  Brian R. Doster
Title: Vice President, Corporate Counsel and Secretary
Dated: May 5, 2003